UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): August 15, 2014

                        Commission File Number 333-146627


                               BARON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                NEVADA                                          26-0582528
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                       Identification Number)

        300 S.C.M. Allen Parkway
               Suite 400
           San Marcos, TX                                         78666
(Address of principal executive offices)                        (Zip Code)

                                 (512) 392-5775
               Registrant's telephone number, including area code

        Securities registered pursuant to Section 12(b) of the Act: None

        Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Effective August 15, 2014, the Board of Directors appointed Mr. Jay D. Squiers, CFA, JD of Dallas, Texas, as a director of the Company. The Board has determined that Mr. Squiers is an "INDEPENDENT DIRECTOR" as defined by NASDAQ Listing Rule 5605(a)(2).

     Mr. Squiers is employed as a Managing Director at Petro Capital Energy Funds, Dallas, Texas with an extensive background in debt and equity investments and corporate governance. Mr. Squiers is a Chartered Financial Analyst (CFA) and holds an AB magna cum laude in Economics from Princeton University and a JD with Honors from The University of Texas at Austin School of Law.

     There is no additional change in the management, the board of directors or officers of the Company.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARON ENERGY, INC.


Date: August 15, 2014               By: /s/ Ronnie L. Steinocher
                                       -----------------------------------------
                                    Name:  Ronnie L. Steinocher
                                    Title: President and Chief Executive Officer

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